Exhibit 99.1

FOR IMMEDIATE RELEASE

Citrix Announces Leadership Transition to Accelerate Cloud Transformation, Enhance

Profitability and Return Capital to Shareholders

David J. Henshall Appointed President and Chief Executive Officer

Mark M. Coyle to Serve as Interim Chief Financial Officer

Board Forms Operations and Capital Committee with Focus on Margin Expansion and Capital Allocation

Robert Calderoni, Executive Chairman, to Lead Operations and Capital Committee

Reaffirms Guidance for the Second Quarter

FORT LAUDERDALE, Florida, July 10, 2017 — Citrix Systems, Inc. today announced that its board of directors has appointed David J. Henshall, chief financial officer and chief operating officer of Citrix, as president, chief executive officer (CEO) and a member of the board, effective immediately. Mr. Henshall’s appointment follows the mutual separation decision between the Citrix board and Kirill Tatarinov, president, CEO and director of Citrix.

The Citrix board has identified the leadership team to drive the company’s long-term strategy and growth, led by David Henshall. In addition to product excellence and growth, Citrix is committed to operational efficiency and value creation. This includes a series of strategic initiatives intended to drive operating margin expansion, increase capital return and facilitate further investment in accelerating Citrix’s transformation to a cloud-based subscription business and in high-growth areas, such as data security and analytics services. Citrix will provide additional details on these initiatives on the upcoming second quarter earnings call.

“David is a proven leader who knows our company inside and out, and the board has the utmost confidence in him,” said Robert Calderoni, executive chairman of the Citrix board. “Moving forward, the board believes that accelerating our cloud transformation will position the company for even greater success in the years ahead, driving greater value for our shareholders. We now have the right team in place to execute on that vision.”

David Henshall said, “We have a talented team at Citrix, and I am honored to lead Citrix through this new chapter. We have created an impressive platform of best-in-class products and services that customers and partners rely on every day to embrace the future of work. I can assure you that we will continue to deliver and innovate for our customers and partners as we move forward as a more powerful Citrix. Citrix will also leverage Bob’s extensive experience successfully leading software companies through a transition to the cloud and establishing subscription-based businesses.

“Q2 demonstrated that the momentum of our cloud transformation is accelerating, resulting in a year-over-year double-digit increase in deferred revenue. Broad-based demand from customers for Citrix Cloud and other subscription solutions was strong, demonstrating the value of the innovation we are delivering to customers and partners.”

Mr. Calderoni concluded, “On behalf of the entire Citrix board, I want to thank Kirill for his leadership. The progress we made under his leadership has positioned Citrix well for the next phase of its corporate transformation.”

In connection with Mr. Henshall’s appointment, Mark M. Coyle, Senior Vice President, Finance, has been appointed interim CFO, effective immediately. The Company has retained a leading executive search firm to assist in a comprehensive search process to identify a permanent CFO with both internal and external candidates being considered.

The Board has also formed an Operations and Capital Committee that will work with Citrix’s management team and advise the Citrix Board on a comprehensive review of opportunities to drive margin expansion and return capital to shareholders. The Committee will be led by Citrix Executive Chairman, Robert Calderoni, joined by Citrix President and CEO, David Henshall, and Citrix Directors, Jesse Cohn and Peter J. Sacripanti.

Reaffirms Guidance for the Second Quarter

Citrix also reaffirmed guidance for the second quarter of fiscal year 2017 ended June 30, 2017. Revenue for the quarter is expected to be in line with the company’s current guidance of $685 million to $695 million with strong demand from customers for subscription-based solutions.

Net income for the second quarter of fiscal year 2017 per diluted share is expected to be in line with the company’s current guidance of $0.70 to $0.74 per diluted share. Non-GAAP net income for the second quarter of fiscal year 2017 per diluted share is expected to be in line with the company’s current guidance of $0.97 to $1.00 per diluted share. Non-GAAP net income for the second quarter of fiscal year 2017 excludes the effects of stock-based compensation expense, amortization of acquired intangible assets, amortization of debt discount, restructuring charges, and the tax effects related to these items.

The above statements are based on management’s initial review of operations for the quarter ended June 30, 2017, remain subject to change based on management’s ongoing review of the second quarter results and actual results may differ materially.

Second Quarter 2017 Earnings Call

Citrix will host a conference call Wednesday, August 2, 2017 at 4:45 p.m. ET to discuss its financial results, quarterly highlights and business outlook. The call will include a slide presentation and participants are encouraged to view the presentation via webcast at http://www.citrix.com/investors.

The conference call may also be accessed by dialing: (888) 799-0519 or (706) 634-0155, using passcode: CITRIX. A replay of the webcast can be viewed for approximately 30 days on the Investor Relations section of the Citrix corporate website at http://www.citrix.com/investors.

About Citrix

Citrix (NASDAQ:CTXS) aims to power a world where people, organizations and things are securely connected and accessible to make the extraordinary possible. We help customers reimagine the future of work by providing the most comprehensive secure digital workspace that unifies the apps, data and services people need to be productive, and simplifies IT’s ability to adopt and manage complex cloud environments. With 2016 annual revenue of $3.42 billion, Citrix solutions are in use by more than 400,000 organizations including 99 percent of the Fortune 100 and 98 percent of the Fortune 500.

For Citrix Investors

This release contains forward-looking statements that are made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933 and of Section 21E of the Securities Exchange Act of 1934. The forward-looking statements in this release do not constitute guarantees of future performance. Investors are cautioned that statements in this press release, which are not strictly historical statements, including, without limitation, statements by Citrix’s Executive Chairman and President and Chief Executive Officer, statements contained in the Reaffirms Guidance for the Second Quarter section and under the Non-GAAP Financial Measures Reconciliation section, including statements regarding revenue and net income per diluted share guidance for the second quarter 2017, and statements regarding management’s strategic initiatives, objectives and strategies, constitute forward-looking statements. Such forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements, including, without limitation, the identification of adjustments upon completion of the financial close process for the quarter; risks associated with transitions in key personnel and succession risk, including transitions in the Company’s Chief Executive Officer, President and Chief Financial Officer; the impact of the global economy, volatility in global stock markets, foreign exchange rate volatility and uncertainty in the IT spending environment; the success and growth of the company’s product lines, including competition, demand and pricing dynamics and our ability to transition to new business models, including a subscription model, and markets for Citrix’s virtualization and networking products and secure data services; the introduction of new products by competitors or the entry of new competitors into the markets for Citrix’s products and services; the concentration of customers in Citrix’s networking business; the company’s ability to develop, maintain a high level of quality and commercialize new products and services while growing its established virtualization and networking products and services; changes in our revenue mix towards products and services with lower gross margins; seasonal fluctuations in the company’s business; disruptions to execution due to actions that may be taken as a result of Citrix’s operational reviews; failure to execute Citrix’s sales and marketing plans; failure to successfully partner with key distributors, resellers, system integrators, service providers and strategic partners and the company’s reliance on the success of those partners for the marketing and distribution of the company’s products; the company’s ability to maintain and expand its business in large enterprise accounts and reliance on large service provider customers; the size, timing and recognition of revenue from significant orders; the success of investments in its product groups, foreign operations and vertical and geographic markets; the ability of Citrix to make suitable acquisitions on favorable terms in the future; risks associated with Citrix’s acquisitions and divestitures, including failure to further develop and successfully market the technology and products of acquired companies, failure to achieve or maintain anticipated revenues and operating performance contributions from acquisitions, which could dilute earnings, the retention of key employees from acquired companies, difficulties and delays integrating personnel, operations, technologies and products, disruption to our ongoing business and diversion of management’s attention from our ongoing business, and failure to realize expected benefits or synergies from divestitures; risks associated with the failure to achieve the expected strategic, operational and competitive benefits of the separation of the GoTo business, and the effect of the separation on Citrix its shareholders, customers, partners and employees; tax risks related to the separation of the GoTo business; the recruitment and retention of qualified employees; risks in effectively controlling operating expenses; ability to effectively manage our capital structure and the impact of related changes on our operating results and financial condition; the effect of new accounting pronouncements on revenue and expense recognition; the risks associated with securing data and maintaining security of our networks and customer data stored by our services; failure to comply with federal, state and international regulations; litigation and disputes, including challenges to our intellectual property rights or allegations of infringement of the intellectual property rights of others; the inability to further innovate our technology or enter into new businesses due to the intellectual property rights of others; the ability to maintain and protect our collection of brands; changes in Citrix’s pricing and licensing models, promotional programs and product mix, all of which may impact Citrix’s revenue recognition; charges in the event of a write-off or impairment of acquired assets, underperforming businesses, investments or licenses; international market readiness, execution and other risks associated with the markets for Citrix’s products and services; risks related to servicing our debt; unanticipated changes in tax rates, non-renewal of tax credits or exposure to additional tax liabilities; risks of political uncertainty and social turmoil; and other risks detailed in Citrix’s filings with the Securities and Exchange Commission. Citrix assumes no obligation to update any forward-looking information contained in this press release or with respect to the announcements described herein.

Citrix® is a trademark or registered trademark of Citrix Systems, Inc. and/or one or more of its subsidiaries, and may be registered in the U.S. Patent and Trademark Office and in other countries. All other trademarks and registered trademarks are property of their respective owners.

Citrix Contacts:

Investors

Eduardo Fleites

954-229-5758

eduardo.fleites@citrix.com

Press

Eric Armstrong

954-267-2977

eric.armstrong@citrix.com

Reconciliation of Non-GAAP Financial Measures to Comparable U.S. GAAP Measures

(Unaudited)

Pursuant to the requirements of Regulation G, the Company has provided a reconciliation of each non-GAAP financial measure used in this release to the most directly comparable GAAP financial measure. These measures differ from GAAP in that they exclude amortization primarily related to acquired intangible assets and debt discount, stock-based compensation expenses, charges associated with the Company’s restructuring programs, the related tax effect of those items. The income tax effect on non-GAAP items is calculated based upon the tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment. The Company also excludes the effect of anti-dilutive convertible note hedges in the number of shares used in non-GAAP diluted earnings per share. The Company’s basis for these adjustments is described below.

Management uses these non-GAAP measures for internal reporting and forecasting purposes, when publicly providing its business outlook, to evaluate the Company’s performance and to evaluate and compensate the Company’s executives. The Company has provided these non-GAAP financial measures in addition to GAAP financial results because it believes that these non-GAAP financial measures provide useful information to certain investors and financial analysts for comparison across accounting periods not influenced by certain non-cash items that are not used by management when evaluating the Company’s historical and prospective financial performance. In addition, the Company has historically provided this or similar information and understands that some investors and financial analysts find this information helpful in analyzing the Company’s operating margins, operating expenses and net income and comparing the Company’s financial performance to that of its peer companies and competitors.

Management typically excludes the amounts described above when evaluating the Company’s operating performance and believes that the resulting non-GAAP measures are useful to investors and financial analysts in assessing the Company’s operating performance due to the following factors:

•	The Company does not acquire businesses on a predictable cycle. The Company, therefore, believes that the presentation of non-GAAP measures that adjust for the impact of amortization of intangible assets and stock-based compensation expenses and the related tax effects that are primarily related to acquisitions, provide investors and financial analysts with a consistent basis for comparison across accounting periods and, therefore, are useful to investors and financial analysts in helping them to better understand the Company’s operating results and underlying operational trends.

•	Amortization of intangible assets and the related tax effects are fixed at the time of an acquisition, are then amortized over a period of several years after the acquisition and generally cannot be changed or influenced by management after the acquisition.

•	Although stock-based compensation is an important aspect of the compensation of the Company’s employees and executives, stock-based compensation expense is generally fixed at the time of grant, then amortized over a period of several years after the grant of the stock-based instrument, and generally cannot be changed or influenced by management after the grant.

•	Under GAAP, certain convertible debt instruments that may be settled in cash on conversion are required to be accounted for as separate liability (debt) and equity (conversion option) components in a manner that reflects the issuer’s non-convertible debt borrowing rate. The difference between the imputed interest expense and the coupon interest expense, net of the interest amount capitalized, is excluded from management’s assessment of the company’s operating performance because management believes that the exclusion of these charges will better help investors and financial analysts understand the Company’s operating results and underlying operational trends.

•

The Company has engaged in various restructuring activities over the past several years that have resulted in costs associated with reductions in headcount, consolidation of leased facilities and related costs. Each restructuring activity has been a discrete event based on a unique set of business objectives or circumstances, and each has differed from the others in terms of its operational implementation, business impact and scope. The Company does not engage in restructuring activities in the ordinary course of business. While the Company’s operations previously benefited from the employees and facilities covered by the various restructuring charges, these employees and facilities have benefited different parts of the Company’s business in different ways, and the amount of these charges has varied significantly from period to period. The Company, therefore, believes that the exclusion of these charges will better help investors and financial analysts understand the Company’s operating results and underlying operational trends as compared to prior periods.

•	The Company has convertible note hedges in place to offset potential dilution from the embedded conversion feature in its convertible notes. For GAAP diluted earnings per share purposes, the Company cannot reflect the anti-dilutive impact of the convertible note hedges. The Company believes that reflecting the anti-dilutive impact of the convertible note hedges in non-GAAP diluted earnings per share provides investors with useful information in evaluating the financial performance of the Company on a per share basis.

These non-GAAP financial measures are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and may differ from the non-GAAP information used by other companies. There are significant limitations associated with the use of non-GAAP financial measures. The additional non-GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP (such as net income and earnings per share) and should not be considered measures of the Company’s liquidity.

CITRIX SYSTEMS, INC.

Reconciliation of Non-GAAP Diluted Earnings per Share Estimate

(In thousands, except per share, gross margin and operating margin data—unaudited)

The following tables show the non-GAAP financial measures used in this press release reconciled to the most directly comparable GAAP financial measures.

Three Months Ended June 30, 2017
Number of shares used in diluted earnings per share calculations:
GAAP weighted average shares outstanding	156,037
Less: effect of convertible note hedges	(2,644)

Non-GAAP weighted average shares outstanding	153,393

Three Months Ended June 30, 2017
GAAP earnings per share – diluted	$0.70 to $0.74
Add: stock-based compensation	0.26
Add: amortization of intangible assets	0.10
Add: amortization of debt discount	0.05
Add: restructuring charges	0.01
Less: tax effects related to above items	(0.15) to (0.16)

Non-GAAP earnings per share – diluted	$0.97 to $1.00